SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):

                                October 27, 1997


                              NEW YORK BANCORP INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                   1-11684                 11-2869250
----------------------------      -----------            ----------------
(State or Other Jurisdiction      (Commission            (I.R.S. Employer
     of Incorporation)            File Number)          Identification No.)


 241-02 Northern Boulevard, Douglaston, New York                 11362
--------------------------------------------------------------------------------
 (Address of Principal Executive Offices)                      (Zip Code)


                                 (718) 631-8100
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5  -    Other Events.

             On October 27, 1997 New York Bancorp Inc. and its wholly owned subsidiary, Home Federal Savings Bank issued a press release announcing earnings for the fourth quarter ended September 30, 1997. A copy of the press release is attached hereto as Exhibit 99.


Item 7  -    Financial Statements and Exhibits.

             (c)    Exhibits.

             99 -  Press Release, dated October 27, 1997

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  October 29, 1997                     NEW YORK BANCORP INC.

                                            By:   /s/ Michael A. McManus, Jr.
                                                -------------------------------
                                                  Michael A. McManus, Jr.
                                                  President and
                                                  Chief Executive Officer

                                 EXHIBIT INDEX



Exhibit No.              Description
-----------              -----------

    99                   Press Release, dated October 27, 1997